UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of the earliest event reported):  December 30, 2009

China INSOnline Corp.
(Exact name of registrant as specified in charter)

Delaware	0-20532	74-2559866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong	N/A
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(011) 00852-25232986

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 30, 2009 (the “Notice Date”), China INSOnline Corp., a Delaware corporation (the “Company”) received a NASDAQ Staff Deficiency Letter from the NASDAQ Listing Qualifications Department (the “Letter”) indicating that for the previous thirty (30) consecutive business days, the bid price for the Company’s common stock, par value $0.001 per share (the “Common Stock”), had closed below the minimum $1.00 per share requirement for continued listing on the NASDAQ Capital Market under NASDAQ Listing Rule 5550(a)(2). The notification conveyed by the Letter had no effect on the listing of the Company’s common stock as of the Notice Date.

In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company has one hundred eighty (180) calendar days from the Notice Date (the “Grace Period”) to regain compliance.  In order to regain compliance, the Common Stock must have a closing bid price of $1.00 per share or greater for a minimum of ten (10) consecutive business days during the Grace Period.

The Letter further provided that if compliance with the $1.00 minimum bid requirement cannot be demonstrated by the Company prior to the expiration of the Grace Period, the NASDAQ staff may grant to the Company an additional one hundred eighty (180) calendar day period to regain compliance, if at that time, the Company meets the NASDAQ Capital Market initial listing requirements as set forth in NASDAQ Listing Rule 5505, except for the $1.00 minimum bid price requirement. Otherwise, if the Company fails to regain compliance during the Grace Period and the staff does not elect to grant an additional compliance period, the Common Stock may be subject to delisting from the NASDAQ Capital Market.

The Company intends to monitor the closing bid price of its common stock and will consider implementing available options to regain compliance with the continued listing requirements.

Item 8.01 Other Events.

On January 8, 2010, the Company issued a press release announcing that it had received the Letter. A copy of such press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Press Release issued by China INSOnline Corp., dated January 8, 2010	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2009	CHINA INSONLINE CORP.

	By:	/s/ Junjun Xu
	Name:	Junjun Xu
	Its:	Chief Executive Officer